BNY Mellon Global Real Return Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
January 31, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 14.9%
Cayman Islands — .3%
CSN Inova Ventures, Gtd. Notes	6.75	1/28/2028		428,000	409,696
Sable International Finance Ltd., Sr. Scd. Notes(b)	7.13	10/15/2032		2,184,000	2,210,241
					2,619,937
France — .8%
Electricite de France SA, Jr. Sub. Notes(c)	3.38	6/15/2030	EUR	2,400,000	2,756,437
Opal Bidco SAS, Sr. Scd. Bonds	5.50	3/31/2032	EUR	3,591,000	4,376,415
					7,132,852
Germany — .6%
Dynamo Newco II GmbH, Sr. Scd. Bonds	6.25	10/15/2031	EUR	2,211,000	2,633,431
TK Elevator Midco GmbH, Sr. Scd. Bonds	4.38	7/15/2027	EUR	2,200,000	2,617,976
					5,251,407
Hungary — .2%
OTP Bank Nyrt, Sub. Notes	8.75	5/15/2033		1,458,000	1,555,971
Italy — 1.1%
Intesa Sanpaolo SpA, Sr. Notes	7.20	11/28/2033		3,601,000	4,121,989
UniCredit SpA, Jr. Sub. Notes(c)	7.50	6/3/2026	EUR	4,422,000	5,323,206
					9,445,195
Jersey — .3%
Biffa Group Holdings Ltd., Sr. Scd. Bonds	5.25	6/15/2031	EUR	2,220,000	2,638,411
Luxembourg — .4%
Ion Platform Finance Sarl, Sr. Scd. Bonds(d)	6.50	9/30/2030	EUR	2,190,000	2,387,664
Millicom International Cellular SA, Sr. Unscd. Notes	4.50	4/27/2031		1,543,000	1,437,709
					3,825,373
Mexico — .4%
Cemex SAB de CV, Sub. Notes(c)	7.20	6/10/2030		3,496,000	3,669,926
Netherlands — 5.3%
Flora Food Management BV, Sr. Scd. Bonds	6.88	7/2/2029	EUR	1,671,000	1,963,219
Merrill Lynch BV, Bank Gtd. Bonds, Ser. DMB1, (EFFR +0.001%)(e)	3.86	2/2/2026		39,836,900	41,741,104
Telefonica Europe BV, Gtd. Notes(c),(d)	5.75	1/15/2032	EUR	1,800,000	2,280,746
					45,985,069
Spain — .3%
Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Notes(c)	7.75	1/14/2032		2,400,000	2,582,779
Switzerland — .4%
Credit Suisse Group AG, Jr. Sub. Notes(c)	5.25	8/11/2027		9,685,000	2,421,250
Credit Suisse Group AG, Jr. Sub. Notes(c)	7.25	9/12/2030		2,650,000	662,500
					3,083,750
United Kingdom — 2.9%
Azule Energy Finance PLC, Gtd. Notes	8.13	1/23/2030		1,813,000	1,836,149
British Telecommunications PLC, Gtd. Notes	6.38	12/3/2055	GBP	1,296,000	1,828,411
Edge Finco PLC, Sr. Scd. Notes	8.13	8/15/2031	GBP	1,822,000	2,668,193
HSBC Holdings PLC, Jr. Sub. Notes(c),(d)	4.75	7/4/2029	EUR	1,834,000	2,194,427
INEOS Finance PLC, Sr. Scd. Bonds, Ser. REGs(d)	7.25	3/31/2031	EUR	2,200,000	2,196,071
Ithaca Energy North Sea PLC, Gtd. Bonds	5.50	10/1/2031	EUR	1,434,000	1,719,749
Lloyds Banking Group PLC, Jr. Sub. Notes(c)	7.50	6/27/2030	GBP	1,444,000	2,076,075
Nationwide Building Society, Jr. Sub. Bonds(c)	7.88	12/20/2031	GBP	1,600,000	2,346,053

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 14.9% (continued)
United Kingdom — 2.9% (continued)
Nationwide Building Society, Jr. Sub. Notes(c)	7.50	12/20/2030	GBP	1,600,000	2,308,185
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	4.00	1/31/2029	GBP	4,088,000	5,441,731
					24,615,044
United States — 1.9%
Ball Corp., Gtd. Notes	2.88	8/15/2030		1,794,000	1,652,644
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(b)	5.50	5/1/2026		2,289,000	2,290,157
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(b),(d)	7.00	2/1/2033		2,570,000	2,596,696
Crescent Energy Finance LLC, Gtd. Notes(b)	7.38	1/15/2033		2,629,000	2,545,654
Iron Mountain, Inc., Gtd. Notes	4.75	1/15/2034	EUR	1,105,000	1,280,270
NextEra Energy Capital Holdings, Inc., Gtd. Bonds	4.50	5/15/2056	EUR	1,100,000	1,302,190
Venture Global LNG, Inc., Sr. Scd. Notes(b),(d)	8.38	6/1/2031		2,574,000	2,634,399
Venture Global Plaquemines LNG LLC, Sr. Scd. Bonds(b)	6.13	12/15/2030		851,000	876,336
VoltaGrid LLC, Scd. Notes(b)	7.38	11/1/2030		890,000	901,905
					16,080,251
Total Corporate Bonds and Notes (cost $129,556,669)					128,485,965

	Shares
Equity Securities - Common Stocks — 46.7%
Canada — .6%
Intact Financial Corp.	27,056	4,925,974
China — 1.5%
Contemporary Amperex Technology Co. Ltd., Cl. A	95,400	4,823,340
Tencent Holdings Ltd.	101,100	7,750,055
		12,573,395
France — 2.5%
Airbus SE	24,273	5,533,756
BNP Paribas SA	78,573	8,431,431
Schneider Electric SE	28,182	8,039,007
		22,004,194
Germany — 2.0%
Bayer AG	132,670	7,007,102
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,919	5,416,849
Rheinmetall AG	2,150	4,539,167
		16,963,118
Hong Kong — 1.7%
AIA Group Ltd.	737,400	8,515,894
Alibaba Group Holding Ltd., ADR(d)	38,175	6,472,953
		14,988,847
India — .5%
HDFC Bank Ltd.	393,898	3,980,418
Ireland — .7%
Jazz Pharmaceuticals PLC(f)	35,204	5,790,706
Netherlands — 1.0%
ASML Holding NV	6,343	9,014,981
South Korea — .8%
SK hynix, Inc.	11,418	7,230,554
Spain — 2.0%
Industria de Diseno Textil SA	108,839	7,105,888

Description	Shares	Value ($)
Equity Securities - Common Stocks — 46.7% (continued)
Spain — 2.0% (continued)
Repsol SA	133,824	2,636,564
Unicaja Banco SA(b)	2,329,246	7,980,523
		17,722,975
Switzerland — .5%
Alcon AG(d)	51,144	4,141,641
Taiwan — 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	39,198	12,957,291
United Kingdom — 5.8%
AstraZeneca PLC	49,989	9,280,704
BAE Systems PLC	144,216	3,889,254
Barclays PLC	1,361,433	9,093,071
Land Securities Group PLC	990,136	8,826,016
London Stock Exchange Group PLC	39,022	4,348,309
Rolls-Royce Holdings PLC	563,500	9,368,927
Shell PLC	129,860	4,995,228
		49,801,509
United States — 25.6%
Advanced Micro Devices, Inc.(f)	29,041	6,874,876
Alphabet, Inc., Cl. A	63,100	21,327,800
Amazon.com, Inc.(f)	64,271	15,380,050
CMS Energy Corp.	82,405	5,891,133
ConocoPhillips	36,103	3,763,016
Diamondback Energy, Inc.	18,110	2,969,135
Dominion Energy, Inc.	79,272	4,769,796
Domino’s Pizza, Inc.	14,441	5,925,576
Exxon Mobil Corp.	39,431	5,575,543
GE Vernova, Inc.	8,186	5,946,065
Gilead Sciences, Inc.	57,775	8,201,161
Hubbell, Inc.	16,899	8,245,698
Ingersoll Rand, Inc.	81,661	7,030,196
Johnson & Johnson	36,848	8,373,708
JPMorgan Chase & Co.	32,877	10,056,746
Marathon Petroleum Corp.	19,660	3,463,895
Meta Platforms, Inc., Cl. A	18,155	13,008,058
Microsoft Corp.	37,332	16,063,586
NVIDIA Corp.	107,656	20,576,291
Old Republic International Corp.	205,703	8,057,387
PepsiCo, Inc.	43,267	6,647,109
Phillips 66	31,906	4,580,425
Texas Instruments, Inc.	40,335	8,694,209
The Estee Lauder Companies, Inc., Cl. A	62,970	7,259,182
Thermo Fisher Scientific, Inc.	13,000	7,521,930
UnitedHealth Group, Inc.	20,466	5,872,309
		222,074,880
Total Equity Securities - Common Stocks (cost $319,339,613)		404,170,483
Exchange-Traded Funds — 11.4%
United States — 11.4%
Graniteshares Gold Trust(f),(g)	387,240	18,479,093
iShares Gold Trust(f),(g)	348,463	31,779,826
iShares Silver Trust(f),(g)	89,380	6,742,827

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Exchange-Traded Funds — 11.4% (continued)
United States — 11.4% (continued)
SPDR Gold Shares ETF(f),(g)	80,514	35,824,704
Sprott Physical Uranium Trust(f),(g)	271,471	6,110,812
Total Exchange-Traded Funds (cost $70,986,407)		98,937,262

	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)
Foreign Governmental — 14.0%
Australia — 2.3%
Australia Government Bond, Sr. Unscd. Bonds, Ser. 144	3.75	4/21/2037	AUD	17,370,000	10,936,599
New South Wales Treasury Corp., Govt. Gtd. Notes	5.25	2/24/2038	AUD	6,560,000	4,463,767
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	5.25	8/13/2038	AUD	6,586,000	4,441,514
					19,841,880
Brazil — .4%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	10.00	1/1/2031	BRL	21,000,000	3,567,127
Colombia — .7%
Colombia, Sr. Unscd. Bonds	5.00	9/19/2032	EUR	5,450,000	6,255,772
Mexico — 3.7%
Mexican Bonos, Bonds, Ser. M	7.75	5/29/2031	MXN	564,010,000	31,528,309
New Zealand — 3.1%
New Zealand, Unscd. Bonds, Ser. 531	1.50	5/15/2031	NZD	10,588,000	5,603,959
New Zealand, Unscd. Bonds, Ser. 536	4.25	5/15/2036	NZD	10,590,000	6,188,629
New Zealand, Unscd. Bonds, Ser. 541	1.75	5/15/2041	NZD	18,650,000	7,391,033
New Zealand, Unscd. Bonds, Ser. 554	5.00	5/15/2054	NZD	5,850,000	3,414,811
New Zealand Local Government Funding Agency Bond, Govt. Gtd. Bonds	2.25	5/15/2031	NZD	8,080,000	4,410,788
					27,009,220
Romania — 1.1%
Romania, Sr. Unscd. Notes	5.38	6/7/2033	EUR	7,470,000	9,160,008
South Africa — 2.6%
Republic of South Africa, Bonds, Ser. R213	7.00	2/28/2031	ZAR	374,600,000	22,801,333
United Kingdom — .1%
United Kingdom Gilt, Bonds	4.00	10/22/2031	GBP	880,000	1,197,446
Total Foreign Governmental (cost $112,931,617)					121,361,095

Description/Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased — .5%
Put Options — .5%
S&P 500 Index, Contracts 127	6,300	6/18/2026	80,010,000	1,409,700
S&P 500 Index, Contracts 165	6,200	3/20/2026	102,300,000	427,845
S&P 500 Index, Contracts 305	6,500	4/17/2026	198,250,000	2,348,500
Total Options Purchased (cost $5,916,926)				4,186,045

Description	Annualized Yield (%)	Maturity Date		Principal Amount ($)(a)
Short-Term Investments — 4.0%
Brazil — 4.0%
Brazil Letras do Tesouro Nacional, Treasury Bills(h) (cost $30,257,022)	13.76	1/1/2030	BRL	292,344,000	34,580,215

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — 4.0%
Closed-End Investment Companies — 3.4%
Amedeo Air Four Plus Ltd.		1,602,711	1,322,416
Greencoat UK Wind PLC		6,887,180	9,250,331
The BioPharma Credit Fund PLC		11,414,734	10,555,241
The Renewables Infrastructure Group, Ltd.		7,163,244	6,704,502
The Riverstone Credit Opportunities Income PLC Fund		2,092,213	1,495,932
			29,328,422
Registered Investment Companies — .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(i)	3.72	5,910,487	5,910,487
Total Investment Companies (cost $46,698,388)			35,238,909
Investment of Cash Collateral for Securities Loaned — 1.6%
Registered Investment Companies — 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(i) (cost $13,701,297)	3.72	13,701,297	13,701,297
Total Investments (cost $729,387,939)		97.1%	840,661,271
Cash and Receivables (Net)		2.9%	25,083,989
Net Assets		100.0%	865,745,260

ADR—American Depositary Receipt
AUD—Australian Dollar
BRL—Brazilian Real
EFFR—Effective Federal Funds Rate
ETF—Exchange-Traded Fund
EUR—Euro
GBP—British Pound
MXN—Mexican Peso
NZD—New Zealand Dollar
SPDR—Standard & Poor’s Depository Receipt
USD—United States Dollar
ZAR—South African Rand

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to $26,477,425 or 3.1% of net assets.

(c)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(d)
Security, or portion thereof, on loan. At January 31, 2026, the value of the fund’s securities on loan was $20,745,461 and the value of the collateral was
$21,802,912, consisting of cash collateral of $13,701,297 and U.S. Government & Agency securities valued at $8,101,615.  In addition, the value of collateral may include pending sales that are also on loan.

(e)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(f)	Non-income producing security.
(g)	These securities are owned by the wholly-owned Subsidiary referenced in Note 1.
(h)	Security is a discount security. Income is recognized through the accretion of discount.
(i)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
E-mini Russell 2000 Index	67	3/20/2026	8,555,179(a)	8,792,410	237,231
FTSE 100 Index	93	3/20/2026	12,762,363(a)	12,966,806	204,443
Long Gilt	239	3/27/2026	29,789,457(a)	29,711,188	(78,269)
STOXX Europe 600 Index	379	3/20/2026	13,107,348(a)	13,717,777	610,429
Tokyo Topix Index	28	3/12/2026	6,343,210(a)	6,471,698	128,488
Topix Bank Index	23	3/12/2026	757,071(a)	870,005	112,934
Futures Short
10 Year U.S. Treasury Note	647	3/20/2026	72,404,026	72,352,800	51,226
Ultra 10 Year U.S. Treasury Note	703	3/20/2026	81,566,271	80,251,843	1,314,428
Gross Unrealized Appreciation					2,659,179
Gross Unrealized Depreciation					(78,269)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts	Exercise Price	Expiration Date	Notional Amount ($)	Value ($)
Put Options:
S&P 500 Index, Contracts 299	5,500	4/17/2026	164,450,000	(538,200)
S&P 500 Index, Contracts 127	5,400	6/18/2026	68,580,000	(511,810)
Total Options Written (premiums received $1,386,844)				(1,050,010)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	4,879,472	Japanese Yen	749,294,280	3/12/2026	21,038
CIBC World Markets Corp.
United States Dollar	10,315,923	Australian Dollar	15,594,067	3/12/2026	(541,914)
United States Dollar	20,432,631	South African Rand	350,055,922	3/12/2026	(1,170,665)
United States Dollar	10,997,998	Mexican Peso	202,799,784	3/12/2026	(562,341)
United States Dollar	2,475,795	Euro	2,102,087	3/12/2026	(20,849)
United States Dollar	488,220	Euro	413,499	3/12/2026	(2,891)
British Pound	15,631,409	United States Dollar	20,934,383	3/12/2026	453,739
Euro	2,307,303	United States Dollar	2,758,933	3/12/2026	(18,555)
J.P. Morgan Securities LLC
British Pound	1,401,965	United States Dollar	1,885,118	3/12/2026	33,161
RBS Securities, Inc.
United States Dollar	26,110,266	New Zealand Dollar	45,029,889	3/12/2026	(1,044,448)
Japanese Yen	2,496,176,368	Euro	13,852,786	3/12/2026	(267,675)
Euro	7,326,164	Japanese Yen	1,320,124,187	3/12/2026	141,562
United States Dollar	94,690,325	Euro	80,813,513	3/12/2026	(1,291,677)
United States Dollar	96,701,943	British Pound	72,465,007	3/12/2026	(2,450,375)
Euro	2,212,946	United States Dollar	2,590,789	3/12/2026	37,522

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBS Securities, Inc. (continued)
United States Dollar	17,716,413	Euro	15,056,118	3/12/2026	(165,699)
Euro	661,090	United States Dollar	774,100	3/12/2026	11,075
United States Dollar	137,442	Japanese Yen	21,594,850	3/12/2026	(2,579)
British Pound	2,627,724	United States Dollar	3,532,442	3/12/2026	63,017
State Street Bank & Trust Company
United States Dollar	8,636,613	Indonesian Rupiah	144,231,442,922	3/12/2026	49,139
United States Dollar	11,118,127	Brazilian Real	60,338,073	3/12/2026	(238,282)
Canadian Dollar	11,862,634	United States Dollar	8,634,064	3/12/2026	92,823
United States Dollar	8,676,577	Japanese Yen	1,341,141,164	3/12/2026	(19,401)
British Pound	847,729	United States Dollar	1,140,369	3/12/2026	19,561
United States Dollar	8,450,818	Mexican Peso	153,010,517	3/12/2026	(271,348)
Indian Rupee	1,102,103,037	United States Dollar	12,204,906	3/12/2026	(256,371)
Euro	1,397,213	United States Dollar	1,631,423	3/12/2026	28,043
Euro	2,444,341	United States Dollar	2,850,434	3/12/2026	52,704
United States Dollar	176,921	British Pound	131,902	3/12/2026	(3,559)
Euro	14,608,068	United States Dollar	17,137,513	3/12/2026	212,451
British Pound	6,379,393	United States Dollar	8,566,657	3/12/2026	162,130
Indonesian Rupiah	144,231,442,922	United States Dollar	8,566,339	3/12/2026	21,136
United States Dollar	8,334,893	Indian Rupee	768,393,822	3/12/2026	4,292
South African Rand	139,546,451	United States Dollar	8,715,196	3/12/2026	(103,248)
United States Dollar	8,695,270	Mexican Peso	151,041,181	3/12/2026	85,363
Japanese Yen	2,668,338,664	United States Dollar	17,544,079	3/12/2026	(242,534)
UBS Securities LLC
Japanese Yen	133,108,643	United States Dollar	862,874	3/12/2026	204
Swiss Franc	216,540	Japanese Yen	41,986,321	3/12/2026	9,136
United States Dollar	3,683,756	Indian Rupee	333,709,215	3/12/2026	65,821
South Korean Won	11,753,841,300	United States Dollar	8,021,012	3/12/2026	157,223
Turkish Lira	181,809,405	United States Dollar	3,977,471	3/12/2026	76,000
United States Dollar	816,871	Euro	692,983	3/12/2026	(6,184)
Euro	2,790,275	United States Dollar	3,278,972	3/12/2026	35,030
Euro	1,719,191	United States Dollar	2,023,454	3/12/2026	18,425
Gross Unrealized Appreciation					1,850,595
Gross Unrealized Depreciation					(8,680,595)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - GSVISK2S at Maturity	USD Maturity Fixed at 0.00%	Goldman Sachs & Co. LLC	2/23/2026	86,047,353	(3,596,153)
USD - BXIINIM3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	11/23/2026	8,677,046	(98,985)

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)
OTC Total Return Swaps (continued)
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - BXIINIF3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	12/4/2026	8,679,046	550,448
Gross Unrealized Appreciation					550,448
Gross Unrealized Depreciation					(3,695,138)

GSVISK2S—GS Systematic Skew US Series 2S Excess Return Strategy
BXIINIM3—Barclays NIM3 Index
BXIINIF3—Barclays NIF3 Index
USD—United States Dollar

(a)
Underlying reference is the Index which is a basket of underlying securities listed within the Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional	Index (%)
Barclays BXIINIM3 Index S&P 500 Variance Swap	1/26/2026	2/2/2026	12.59	6,358	100%
Barclays BXIINIF3 Index S&P 500 Variance Swap	1/30/2026	2/6/2026	15.29	261,999	100%
See notes to consolidated schedule of investments.

Consolidated Schedule of Investments
BNY Mellon Global Real Return Fund
January 31, 2026 (Unaudited)
The following is a summary of the inputs used as of January 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds and Notes	—	128,485,965	—	128,485,965
Equity Securities - Common Stocks	256,363,445	147,807,038††	—	404,170,483
Exchange-Traded Funds	98,937,262	—	—	98,937,262
Foreign Governmental	—	155,941,310	—	155,941,310
Investment Companies	19,611,784	29,328,422	—	48,940,206
	374,912,491	461,562,735	—	836,475,226
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	—	1,850,595	—	1,850,595
Futures†††	2,659,179	—	—	2,659,179
Options Purchased	4,186,045	—	—	4,186,045
Swap Agreements†††	—	550,448	—	550,448
	6,845,224	2,401,043	—	9,246,267
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	—	(8,680,595)	—	(8,680,595)
Futures†††	(78,269)	—	—	(78,269)
Options Written	(1,050,010)	—	—	(1,050,010)
Swap Agreements†††	—	(3,695,138)	—	(3,695,138)
	(1,128,279)	(12,375,733)	—	(13,504,012)

†	See Consolidated Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the Board, such as the Adviser, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.
Equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments is determined by the Adviser, as the fund’s Valuation Designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures and options contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at January 31, 2026 are set forth in the fund’s Consolidated Schedule of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk and interest rate risk or as a substitute for an investment. The fund is subject to market riskand interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the underlying price of the instrument above the strike price, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at January 31, 2026 are set forth in the Consolidated Schedule of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at January 31, 2026 are set forth in the Consolidated Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The risk of non-payment is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at January 31, 2026 are set forth in the Consolidated Schedule of Investments.
At January 31, 2026, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $104,216,386, consisting of $141,714,955 gross unrealized appreciation and $37,498,569 gross unrealized depreciation.
At January 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.